EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Axion International, Inc.	Case No.: 15-12415
Reporting Period: March 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Y		Y
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Y
Schedule of Professional Fees Paid	MOR-1b	Y
Copies of bank statements		Y
Cash disbursements journals		Y
Statement of Operations	MOR-2	Y		Y
Balance Sheet	MOR-3	Y		Y
Status of Postpetition Taxes	MOR-4	Y
Copies of IRS Form 6123 or payment receipt		N
Copies of tax returns filed during reporting period		N
Summary of Unpaid Postpetition Debts	MOR-4	Y
Listing of aged accounts payable	MOR-4	Y
Accounts Receivable Reconciliation and Aging	MOR-5	Y
Debtor Questionnaire	MOR-5	Y

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Donald W. Fallon	April 18, 2016
Signature of Debtor	Date

/s/ Donald W. Fallon	April 18, 2016
Signature of Joint Debtor	Date

/s/ Donald W. Fallon	April 18, 2016
Signature of Authorized Individual*	Date

Donald W. Fallon	CFO & Treasurer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: March 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL		Utility Dep	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$2,029	$212		$9,499	$11,740	$158,470	$36,452	$188,571

RECEIPTS
CASH SALES					$-
ACCOUNTS RECEIVABLE	$1,238,843				$1,238,843	$1,243,715	$4,422,895	$4,469,352
LOANS AND ADVANCES	$800,000				$800,000	$1,150,000	$1,450,000	$1,825,000
SALE OF ASSETS					$-		$47,500
OTHER (ATTACH LIST)					$-		$(5,727)
TRANSFERS (FROM DIP ACCTS)		$316,000			$316,000		$478,999
MISCELLANEOUS					$-		$8
TOTAL RECEIPTS	$2,038,843	$316,000	$-	$-	$2,354,843	$2,393,715	$6,393,674	$6,294,352

DISBURSEMENTS
NET PAYROLL	$547	$225,492			$226,039	$332,090	$1,012,568	$1,424,303
PAYROLL TAXES		$85,320			$85,320		$390,822
EMPLOYEE BENEFITS	$24,182	$12			$24,194	$40,051	$154,305	$170,247
SALES, USE, & OTHER TAXES					$-		$-
INVENTORY PURCHASES	$652,882				$652,882	$938,860	$2,087,630	$2,387,227
SECURED/ RENTAL/ LEASES	$101,050				$101,050	$101,050	$250,996	$250,996
INSURANCE	$8,936				$8,936	$8,936	$175,347	$175,347
ADMINISTRATIVE	$21,251	$49			$21,300	$20,000	$47,142	$48,794
SELLING					$-		$-
OTHER (ATTACH LIST)	$204,791				$204,791	$374,261	$889,572	$1,156,922
					$-		$-
OWNER DRAW *					$-		$-
TRANSFERS (TO DIP ACCTS)	$316,000				$316,000		$478,999
					$-		$-
PROFESSIONAL FEES	$449,779				$449,779	$499,778	$659,303	$624,778
U.S. TRUSTEE QUARTERLY FEES	$-				$-	$13,000	$7,150	$20,150
COURT COSTS					$-		$-
TOTAL DISBURSEMENTS	$1,779,418	$310,873	$-	$-	$2,090,291	$2,328,026	$6,153,834	$6,258,764

NET CASH FLOW	$259,425	$5,127	$-	$-	$264,552	$65,689	$239,840	$35,588
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$261,454	$5,339	$-	$9,499	$276,292	$224,159	$276,292	$224,159

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$2,090,291
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(316,000)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$1,774,291

FORM MOR-1

(04/07)

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: March 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

ATTACHED LISTS TO MOR-1

CASH BEGINNING OF MONTH - 11/30/15 vs 12/2/15
	OPER	PAYROLL	Combined
Balance at 11/30/15 per Bank Reconciliation	133,852	569
12/1/2015 transactions (prepetition)	(97,969)
Cash December 2, 2015, per this Schedule	35,883	569	36,452

Other Receipts List:	Month	Cumu
AR Terms Discounts	$-	$(5,727)

Other Disbursements List:
	Actual		Projection
Description	Month	Cumu	Month	Cumu
Utility Deposits	$-	$26,453	$-	$35,951
Freight	56,902	262,831	47,470	251,451
Operating Expenses - Texas Facility	107,761	261,061	133,459	292,162
Operating Expenses - Ohio Facility	23,708	75,866	60,000	119,667
Emergency Repairs - Texas facility	3,962	49,470	-	45,508
Restart Extruder #1 - Texas Facility	-	5,199	31,000	61,199
Legal - commercial/corporate counsel	-	498	-	-
Claims Agent	12,458	31,090	16,686	69,842
Audit & Tax Professional	-	-	-	-
Interest - State of Ohio laon	-	-	-	-
Interest - DiP Loan	-	-	-	-
S/U tax remittence	-	195	-	-
Rutgers Royalty Payment	-	75,922	-	75,922
Real & Personal Property Taxe	-	100,987	-	100,988
Budget Variance @ 10%	-	-	85,646	104,232
TOTAL	$204,791	$889,572	$374,261	$1,156,922

PAYROLLS
Description	Actual			Cash Accts		Projected
	3/11/16	3/25/16	Total	Operating	Payroll	Month	Cumu

Payroll	$108,846	$100,051	$208,897	$547	208,350
Fee	1,612	1,427	3,038		3,038
401(k)	2,946	2,859	5,805		5,805
Garnishments	3,719	4,580	8,298		8,298
Taxes	43,238	42,082	85,320		85,320
AFLAC			219	219
Health			27,808	27,808
Dental			1,833	1,833
Life			270	270
HSA Reimb			12		12
TX workers comp			5,051	5,051
OH workers comp			(10,999)	(10,999)
TOTAL	$160,361	$150,998	$335,552	$24,728	$310,824
					-
Net Payroll	$117,123	$108,916	$226,039	$547	$225,492	$332,090	$1,424,303
Payroll Taxes	43,238	42,082	85,320		85,320	-	-
Employee Benefits	-	-	24,194	24,182	12	40,051	170,247
TOTAL	$160,361	$150,998	$335,552	$24,728	$310,824	$372,141	$1,594,550

FORM MOR-1

(04/07)

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: March 2016

Month:	March 31, 2016	GL Account #	CZ1060

General Ledger Reconciliation			Per the Bank
Balance per GL- Begin of Period		$152,837.59	Ending Balance per Bank Statement	$360,224.99

Plus:		1,898,311.25	Plus: Outstanding Deposits
Deposits	1,898,311.25

Less:		(1,788,768.64)	Less: Outstanding Disbursements	(97,844.79)
Disbursements	1,472,288.64
Bank Charges	480.00	0331PNCOA
Transfer to Other Acct - AXI PNC PR	161,000.00	0331PNCOA
Transfer to Other Acct - AXI PNC PR	155,000.00	0331PNCOA

Balance per GL - End of Period		$262,380.20	Reconciled Balance per the Bank	$262,380.20
			Difference	-

Outstanding Disbursements:
AP CK#		AP Amount
11628	ADVANCED POLYMERS SUPPLY INC.	11,632.25
11631	COMDOC	206.36
11634	DIRECT ENERGY BUSINESS	32,788.90
11635	THE HARTFORD	5,050.90
11636	KERRY D. IRONS, M.D., P.A.	84.00
11637	LIFT LEASE & FINANCE CORP	6,608.74
11638	PARSONS OFFICE SYSTEMS INC	64.62
11639	RING CENTRAL	1,102.83
11640	UPS	40.08
EWDEBIT 033016-1	HOME DEPOT	185.56
EWDEBIT 033016-2	CENTRAL TEXAS SECURITY & FIRE	292.28
11643	AMERICAN ELECTRIC POWER	1,573.37
11644	ANTHEM BCBS OH GROUP	27,808.32
11645	ANTHEM DENTAL	1,832.99
11646	ANTHEM LIFE	270.00
11647	CHEM-AQUA, INC.	583.00
11648	CINTAS CORPORATION	164.09
11649	COASTAL COMPOUNDED RESINS	4,049.60
11650	COMPUTERSHARE	515.69
11651	FORD CREDIT	506.48
11652	UPS	36.36
11653	NORTH CAROLINA DEPARTMENT OF R	35.00
11654	STATE OF NEW JERSEY	500.00
11655	STATE OF NEW JERSEY	500.00
11656	STATE OF NEW JERSEY	500.00
EWDEBIT 033116	DUPUY OXYGEN & SUPPLY	61.01
EWDEBIT 033116-2	UNITED REFRIGERATION INC	422.18
EWDEBIT 033116-1	LOCHRIDGE-PRIEST, INC	430.18
		97,844.79

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: March 2016

Month:	March 31, 2016	GL Account #	CZ1070

General Ledger Reconciliation			GL Entry #	Per the Bank

Balance per GL- Begin of Period		$1,928.55		Ending Balance per Bank Statement	$7,507.73

Plus:		316,007.82		Plus: Outstanding Deposits	-
Deposits	316,000.00

Other Deposit:	7.82		0331PNCPA

Less:		(310,875.59)		Less: Outstanding Disbursements
Disbursements	310,577.59			Disbursements (Column 1)	(446.95)
Recurring Paychex Fee for "Obamacare" Reporting	176.00		0331PNCPA
Bank Service Fee	12.00		0331PNCPA
FSA payment to employee	70.00		0331PNCPA
FSA payment to employee	40.00		0331PNCPA

Balance per GL - End of Period		$7,060.78		Reconciled Balance per the Bank	$7,060.78
				Difference	0.00

				FSA balance in account	446.95

				Total Outstanding Checks:	446.95

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: March 2016

Month:	March, 2016	GL Account #	CZ1080

General Ledger Reconciliation			Per the Bank
Balance per GL- Begin of Period		$9,498.56	Ending Balance per Bank Statement	$9,498.56

Plus:		-	Plus: Outstanding Deposits
Deposits	-

Less:		-	Less: Outstanding Disbursements	-
Disbursements	-

Balance per GL - End of Period		$9,498.56	Reconciled Balance per the Bank	$9,498.56
			Difference	-

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: March 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Gordian Partners	(a)	$200,000	AXI	WT	3/4/16	$50,000	$-	$100,000	$-
Gordian Partners			AXI	WT	3/11/16	$50,000	$-	$150,000	$-

Greenberg & Traurig	(b)	$37,500	AXI	WT	3/4/16	$4,167		$4,167
Greenberg & Traurig	(b)		AXI	WT	3/11/16	$4,167		$8,334
Greenberg & Traurig	(b)		AXI	WT	3/18/16	$4,167		$12,501
Greenberg & Traurig	(b)		AXI	WT	3/25/16	$8,333		$20,834
Greenberg & Traurig	(b)		AXI	WT	3/31/16	$8,333		$29,167

Bayard	(b)	$312,500	AXI	WT	3/4/16	$23,611		$123,611
Bayard	(b)		AXI	WT	3/11/16	$23,611		$147,222
Bayard	(b)		AXI	WT	3/18/16	$23,611		$170,833
Bayard	(b)		AXI	WT	3/25/16	$47,222		$218,055

Statutory Comm	(b)	$350,000	AXI	WT	3/4/16	$36,111		$61,111
Statutory Comm	(b)		AXI	WT	3/11/16	$36,111		$97,222
Statutory Comm	(b)		AXI	WT	3/18/16	$36,111		$133,333
Statutory Comm	(b)		AXI	WT	3/25/16	$72,222		$205,555
Statutory Comm	(b)		AXI	WT	3/31/16	$22,000		$227,555

						$449,777

Professional fees listed on MOR-1 is based on estimated fees and was transferred to Bayard’s trust account in anticipation of payment of these fees.  MOR-1b will be updated with actual payments when they are disbursed from the trust account.

(a) - Approved investment banking fee of $200,000 agreed to be paid over the period comprising the weeks ended 2/26, 3/4, 3/11 and 5/6 at $50,000 each.

(b) - amounts were paid into escrow account at Bayard.

FORM MOR-1b

(04/07)

AXION INTERNATIONAL INC
General Ledger									Cash Journals
For the Period From Mar 1, 2016 to Mar 31, 2016
Filter Criteria includes: Report order is by ID. Report is printed with shortened descriptions and in Detail Format.
Account ID	Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance	CRJ	CDJ	TRF	PR
CZ1060	Operating Account PNC (AXI)	3/1/16			Beginning Balance			152,837.59
CZ1060	Operating Account PNC (AXI)	3/1/16	ACH 030116	CDJ	AFLAC		218.76			(218.76)
CZ1060	Operating Account PNC (AXI)	3/1/16	11569	CDJ			328.47			(328.47)
CZ1060	Operating Account PNC (AXI)	3/1/16	11569V	CDJ		328.47				328.47
CZ1060	Operating Account PNC (AXI)	3/1/16	DEBIT 030116	CDJ	ZANE FEED AND SUPPLY		99.50			(99.50)
CZ1060	Operating Account PNC (AXI)	3/1/16	WT 030116 PNC	CDJ	COLL OH RE HOLDINGS LLC.		27,318.18			(27,318.18)
CZ1060	Operating Account PNC (AXI)	3/1/16	WT 030116-1 PNC	CDJ	WACO AMIGOS REAL ESTATE LLC		23,207.19			(23,207.19)
CZ1060	Operating Account PNC (AXI)	3/1/16	EWDEBIT 030116	CDJ	DUPUY OXYGEN & SUPPLY		241.16			(241.16)
CZ1060	Operating Account PNC (AXI)	3/1/16	EWDEBIT 030116-1	CDJ	HARBOR FREIGHT TOOLS		43.28			(43.28)
CZ1060	Operating Account PNC (AXI)	3/1/16	EWDEBIT 030116-2	CDJ	INTEX RUBBER & SPECIALTY INC		538.54			(538.54)
CZ1060	Operating Account PNC (AXI)	3/1/16	EWDEBIT 030116-3	CDJ	RICHARDS SUPPLY COMPANY		84.44			(84.44)
CZ1060	Operating Account PNC (AXI)	3/1/16	DIPLOANDEPOSIT	GENJ	Deposit for $400k from DIP Loan	400,000.00			400,000.00
CZ1060	Operating Account PNC (AXI)	3/2/16	ACH 030216 PNC	CDJ	DELAWARE FRANCHISE TAX		350.00			(350.00)
CZ1060	Operating Account PNC (AXI)	3/2/16	8922	CRJ	CLEVELAND TRACK MATERIAL INC	976.50			976.50
CZ1060	Operating Account PNC (AXI)	3/2/16	EWDEBIT 030216	CDJ	APPLIED INDUSTRIAL TECHNOLOGIE		79.40			(79.40)
CZ1060	Operating Account PNC (AXI)	3/2/16	EWDEBIT 030216-1	CDJ	RICHARDS SUPPLY COMPANY		131.97			(131.97)
CZ1060	Operating Account PNC (AXI)	3/2/16	EWDEBIT 030216-2	CDJ	WALMART - WACO		99.07			(99.07)
CZ1060	Operating Account PNC (AXI)	3/2/16	DEBIT 0030216	CDJ	GLOBAL INDUSTRIAL		264.76			(264.76)
CZ1060	Operating Account PNC (AXI)	3/2/16	DEBIT 030216	CDJ	PLATT ELECTRIC		295.69			(295.69)
CZ1060	Operating Account PNC (AXI)	3/2/16	DEBIT 030216-1	CDJ	PLATT ELECTRIC	180.58				180.58
CZ1060	Operating Account PNC (AXI)	3/3/16	ACH 030316 PNC	CRJ	PROGRESS RAIL SERVICES	28,920.00			28,920.00
CZ1060	Operating Account PNC (AXI)	3/3/16	11584	CDJ	ADVANCED POLYMERS SUPPLY INC.		7,806.40			(7,806.40)
CZ1060	Operating Account PNC (AXI)	3/3/16	11585	CDJ	AMERIGAS		351.20			(351.20)
CZ1060	Operating Account PNC (AXI)	3/3/16	11586	CDJ	AMERICAN ELECTRIC POWER		2,142.66			(2,142.66)
CZ1060	Operating Account PNC (AXI)	3/3/16	11587	CDJ	CHEM-AQUA, INC.		583.00			(583.00)
CZ1060	Operating Account PNC (AXI)	3/3/16	11588	CDJ	CINTAS CORPORATION		1,065.79			(1,065.79)
CZ1060	Operating Account PNC (AXI)	3/3/16	11589	CDJ	CINTAS CORPORATION #637		496.29			(496.29)
CZ1060	Operating Account PNC (AXI)	3/3/16	11590	CDJ	COASTAL COMPOUNDED RESINS		8,416.00			(8,416.00)
CZ1060	Operating Account PNC (AXI)	3/3/16	11591	CDJ	COMPUTERSHARE		551.78			(551.78)
CZ1060	Operating Account PNC (AXI)	3/3/16	11592	CDJ	FORD CREDIT		506.48			(506.48)
CZ1060	Operating Account PNC (AXI)	3/3/16	11593	CDJ	SUNBELT RENTALS		1,274.67			(1,274.67)
CZ1060	Operating Account PNC (AXI)	3/3/16	11594	CDJ	TERMINIX		48.26			(48.26)
CZ1060	Operating Account PNC (AXI)	3/3/16	11595	CDJ	UPS		22.87			(22.87)
CZ1060	Operating Account PNC (AXI)	3/3/16	11596	CDJ	VINTAGE FILINGS		582.00			(582.00)
CZ1060	Operating Account PNC (AXI)	3/3/16	11597	CDJ	CITY OF WACO WATER		3,042.78			(3,042.78)
CZ1060	Operating Account PNC (AXI)	3/3/16	11588V	CDJ	CINTAS CORPORATION	1,065.79				1,065.79
CZ1060	Operating Account PNC (AXI)	3/3/16	11598	CDJ	CINTAS CORPORATION		704.55			(704.55)
CZ1060	Operating Account PNC (AXI)	3/3/16	11599	CDJ	CINTAS CORPORATION #637		361.24			(361.24)
CZ1060	Operating Account PNC (AXI)	3/3/16	WT 030316 PNC	CDJ	EMERALD PACIFIC RESOURCES		120,491.00			(120,491.00)
CZ1060	Operating Account PNC (AXI)	3/3/16	WT 030316-1 PNC	CDJ	POLY RECYCLE OF MARYLAND LLC		14,559.60			(14,559.60)
CZ1060	Operating Account PNC (AXI)	3/3/16	WT 030316-2 PNC	CDJ	SCHNEIDER NATIONAL, INC.		4,745.00			(4,745.00)
CZ1060	Operating Account PNC (AXI)	3/3/16	WT 030316-3 PNC	CDJ	BAYARD, P.A.		63,889.00			(63,889.00)
CZ1060	Operating Account PNC (AXI)	3/3/16	WT 030316-4 PNC	CDJ	GORDIAN GROUP, LLC		50,000.00			(50,000.00)
CZ1060	Operating Account PNC (AXI)	3/3/16	DEBIT 030316	CDJ	LOWE'S HOME CENTERS, LLC		110.69			(110.69)
CZ1060	Operating Account PNC (AXI)	3/3/16	DEBIT 030316-1	CDJ	WALMART		49.26			(49.26)
CZ1060	Operating Account PNC (AXI)	3/3/16	DEBIT 030316-2	CDJ	ELECDIRECT.COM		73.37			(73.37)
CZ1060	Operating Account PNC (AXI)	3/3/16	EWDEBIT 0300316	CDJ	HARBOR FREIGHT TOOLS		235.65			(235.65)
CZ1060	Operating Account PNC (AXI)	3/3/16	EWDEBIT 030316-1	CDJ	DUPUY OXYGEN & SUPPLY		241.16			(241.16)
CZ1060	Operating Account PNC (AXI)	3/3/16	EWDEBIT 030316	CDJ	AIR COMPRESSOR SERVICES		217.49			(217.49)
CZ1060	Operating Account PNC (AXI)	3/3/16	EWDEBIT 030316-2	CDJ	ZORO.COM		248.83			(248.83)
CZ1060	Operating Account PNC (AXI)	3/3/16	EWDEBIT 030316-3	CDJ	PRO HEAT INC.		170.70			(170.70)
CZ1060	Operating Account PNC (AXI)	3/4/16	WT 030416 PNC	CRJ	ALCOA FASTENING SYSTEMS	193,035.72			193,035.72
CZ1060	Operating Account PNC (AXI)	3/4/16	WT 030416 PNC	CDJ	AMINO TRANSPORT		20,075.00			(20,075.00)
CZ1060	Operating Account PNC (AXI)	3/4/16	8829783	CRJ	BWC STATE INSURANCE FUND	10,999.23			10,999.23
CZ1060	Operating Account PNC (AXI)	3/4/16	EWDEBIT 030416	CDJ	RICHARDS SUPPLY COMPANY		61.90			(61.90)
CZ1060	Operating Account PNC (AXI)	3/4/16	EWDEBIT 030416-1	CDJ	HYDRADYNE, LLC		27.59			(27.59)
CZ1060	Operating Account PNC (AXI)	3/4/16	EWDEBIT 030416-2	CDJ	HOME DEPOT		62.32			(62.32)
CZ1060	Operating Account PNC (AXI)	3/4/16	EWDEBIT 030416-3	CDJ	DUPUY OXYGEN & SUPPLY		95.43			(95.43)
CZ1060	Operating Account PNC (AXI)	3/5/16	EWDEBIT 030516	CDJ	FLYING J TRAVEL PLAZA		77.22			(77.22)
CZ1060	Operating Account PNC (AXI)	3/5/16	EWDEBIT 030516-1	CDJ	ACTION SERVICES		324.75			(324.75)
CZ1060	Operating Account PNC (AXI)	3/6/16	EWDEBIT 030616	CDJ	HARBOR FREIGHT TOOLS		123.15			(123.15)
CZ1060	Operating Account PNC (AXI)	3/6/16	EWDEBIT 030616-1	CDJ	FLYING J TRAVEL PLAZA		290.73			(290.73)
CZ1060	Operating Account PNC (AXI)	3/6/16	EWDEBIT 030616-2	CDJ	HOME DEPOT		8.62			(8.62)
CZ1060	Operating Account PNC (AXI)	3/7/16	456219	CRJ	NEW JERSEY TRANSIT	153,945.00			153,945.00
CZ1060	Operating Account PNC (AXI)	3/7/16	DEBIT 030716	CDJ	FAMILY DOLLAR		8.85			(8.85)
CZ1060	Operating Account PNC (AXI)	3/7/16	EWDEBIT 030716	CDJ	MURPHY USA		30.00			(30.00)
CZ1060	Operating Account PNC (AXI)	3/7/16	EWDEBIT 030716-1	CDJ	DUPUY OXYGEN & SUPPLY		509.11			(509.11)
CZ1060	Operating Account PNC (AXI)	3/7/16	EWDEBIT 030716-2	CDJ	CRAWFORD ELECTRIC SUPPLY		171.71			(171.71)
CZ1060	Operating Account PNC (AXI)	3/7/16	EWDEBIT 030716-3	CDJ	ZORO.COM		212.49			(212.49)
CZ1060	Operating Account PNC (AXI)	3/8/16	11600	CDJ	JAMES WALKER		546.61			(546.61)
CZ1060	Operating Account PNC (AXI)	3/8/16	11600V	CDJ	JAMES WALKER	546.61				546.61
CZ1060	Operating Account PNC (AXI)	3/8/16	11601	CDJ	JAMES WALKER		546.61			(546.61)
CZ1060	Operating Account PNC (AXI)	3/8/16	DEBIT 03086	CDJ	LOWE'S HOME CENTERS, LLC	110.69				110.69
CZ1060	Operating Account PNC (AXI)	3/8/16	DEBIT 030816	CDJ	LOWE'S HOME CENTERS, LLC		156.43			(156.43)
CZ1060	Operating Account PNC (AXI)	3/8/16	EWDEBIT 030816	CDJ	MARTIN TOOL & SUPPLY		213.23			(213.23)
CZ1060	Operating Account PNC (AXI)	3/8/16	EWDEBIT 030816-1	CDJ	TRACTOR SUPPLY CO		27.49			(27.49)
CZ1060	Operating Account PNC (AXI)	3/8/16	EWDEBIT 030816-2	CDJ	WALMART - WACO		155.32			(155.32)
CZ1060	Operating Account PNC (AXI)	3/8/16	EWDEBIT 030816-3	CDJ	ZORO.COM	54.34				54.34
CZ1060	Operating Account PNC (AXI)	3/9/16	DEBIT 030916	CDJ	UNITED STATED POST OFFICE		12.45			(12.45)
CZ1060	Operating Account PNC (AXI)	3/9/16	13675	CRJ	APECK CONSTRUCTION, LLC.	3,438.00			3,438.00
CZ1060	Operating Account PNC (AXI)	3/9/16	DEBIT 030916-1	CDJ	WALMART		28.51			(28.51)
CZ1060	Operating Account PNC (AXI)	3/9/16	EWDEBIT 030916	CDJ	HOME DEPOT		54.57			(54.57)
CZ1060	Operating Account PNC (AXI)	3/9/16	DEBIT 030916-2	CDJ	SUPPLIES OUTLET.COM		80.96			(80.96)
CZ1060	Operating Account PNC (AXI)	3/10/16	11602	CDJ	ADVANCED POLYMERS SUPPLY INC.		15,571.15			(15,571.15)
CZ1060	Operating Account PNC (AXI)	3/10/16	11603	CDJ	NETWORK BILLING SYSTEM, LLC.		95.12			(95.12)
CZ1060	Operating Account PNC (AXI)	3/10/16	11604	CDJ	COASTAL COMPOUNDED RESINS		13,761.60			(13,761.60)
CZ1060	Operating Account PNC (AXI)	3/10/16	11605	CDJ	COSHOCTON ENVIRONMENTAL TESTIN		60.00			(60.00)
CZ1060	Operating Account PNC (AXI)	3/10/16	11606	CDJ	DUPUY OXYGEN & SUPPLY		25.54			(25.54)
CZ1060	Operating Account PNC (AXI)	3/10/16	11607	CDJ	HERZOG		45,649.21			(45,649.21)

Account ID	Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance	CRJ	CDJ	TRF	PR

CZ1060	Operating Account PNC (AXI)	3/10/16	11608	CDJ	MICROSOFT		1,454.32			(1,454.32)
CZ1060	Operating Account PNC (AXI)	3/10/16	11609	CDJ	MIDWEST AIR POWER LLC		4,587.20			(4,587.20)
CZ1060	Operating Account PNC (AXI)	3/10/16	11610	CDJ	MUSKINGUM COUNTY UTILITIES		4,396.95			(4,396.95)
CZ1060	Operating Account PNC (AXI)	3/10/16	11611	CDJ	PITNEY BOWES POSTAGE BY PHONE		217.98			(217.98)
CZ1060	Operating Account PNC (AXI)	3/10/16	11612	CDJ	UPS		34.01			(34.01)
CZ1060	Operating Account PNC (AXI)	3/10/16	WT 031016 PNC	CDJ	AMINO TRANSPORT		8,150.00			(8,150.00)
CZ1060	Operating Account PNC (AXI)	3/10/16	WT 031016-1 PNC	CDJ	AVERITT EXPRESS, INC.		420.00			(420.00)
CZ1060	Operating Account PNC (AXI)	3/10/16	WT 031016-2 PNC	CDJ	EMERALD PACIFIC RESOURCES		29,960.00			(29,960.00)
CZ1060	Operating Account PNC (AXI)	3/10/16	WT 031016-3 PNC	CDJ	GP HARMON RECYCLING LLC		56,166.25			(56,166.25)
CZ1060	Operating Account PNC (AXI)	3/10/16	WT 031016-4 PNC	CDJ	SCHNEIDER NATIONAL, INC.		1,515.00			(1,515.00)
CZ1060	Operating Account PNC (AXI)	3/10/16	WT 031016-5 PNC	CDJ	BAYARD, P.A.		63,889.00			(63,889.00)
CZ1060	Operating Account PNC (AXI)	3/10/16	WT 031016-6	CDJ	GORDIAN GROUP, LLC		50,000.00			(50,000.00)
CZ1060	Operating Account PNC (AXI)	3/10/16	EWDEBIT 031016	CDJ	MARTIN TOOL & SUPPLY		1,030.75			(1,030.75)
CZ1060	Operating Account PNC (AXI)	3/10/16	EWDEBIT 031016-1	CDJ	RICHARDS SUPPLY COMPANY		59.59			(59.59)
CZ1060	Operating Account PNC (AXI)	3/10/16	EWDEBIT 031016-2	CDJ	RICHARDS SUPPLY COMPANY		46.96			(46.96)
CZ1060	Operating Account PNC (AXI)	3/10/16	EWDEBIT 031016-3	CDJ	RICHARDS SUPPLY COMPANY		48.26			(48.26)
CZ1060	Operating Account PNC (AXI)	3/10/16	EWDEBIT 031016-4	CDJ	TUBES N HOSES OF WACO		59.24			(59.24)
CZ1060	Operating Account PNC (AXI)	3/10/16	EWDEBIT 031016-5	CDJ	WACP TECHS		500.12			(500.12)
CZ1060	Operating Account PNC (AXI)	3/10/16	EWDEBIT 031016-6	CDJ	RICHARDS SUPPLY COMPANY		47.82			(47.82)
CZ1060	Operating Account PNC (AXI)	3/11/16	455932	CRJ	NEW JERSEY TRANSIT	153,945.00			153,945.00
CZ1060	Operating Account PNC (AXI)	3/11/16	DEBIT 031116	CDJ	HOME DEPOT		4.08			(4.08)
CZ1060	Operating Account PNC (AXI)	3/11/16	DEBIT 031116-1	CDJ	TRACTOR SUPPLY CO		7.99			(7.99)
CZ1060	Operating Account PNC (AXI)	3/11/16	DEBIT 031116-2	CDJ	HARBOR FREIGHT TOOLS		49.32			(49.32)
CZ1060	Operating Account PNC (AXI)	3/11/16	DEBIT 031116-3	CDJ	LOWE'S HOME CENTERS, LLC		18.90			(18.90)
CZ1060	Operating Account PNC (AXI)	3/11/16	EWDEBIT 031116	CDJ	RICHARDS SUPPLY COMPANY		127.17			(127.17)
CZ1060	Operating Account PNC (AXI)	3/11/16	EWDEBIT 031116-1	CDJ	TRACTOR SUPPLY CO		37.88			(37.88)
CZ1060	Operating Account PNC (AXI)	3/13/16	EWDEBIT 031316	CDJ	HOME DEPOT		70.77			(70.77)
CZ1060	Operating Account PNC (AXI)	3/13/16	EWDEBIT 031316-1	CDJ	TRACTOR SUPPLY CO		39.03			(39.03)
CZ1060	Operating Account PNC (AXI)	3/14/16	11613	CDJ	WORTH HYDROCHEM OF CENT TEXAS		3,962.00			(3,962.00)
CZ1060	Operating Account PNC (AXI)	3/14/16	EWDEBIT 031416	CDJ	HARBOR FREIGHT TOOLS		46.53			(46.53)
CZ1060	Operating Account PNC (AXI)	3/14/16	EWDEBIT 031416-1	CDJ	WACO TECHS		189.00			(189.00)
CZ1060	Operating Account PNC (AXI)	3/14/16	EWDEBIT 031416-1-2	CDJ	RADWELL INTERNATIONAL INC		65.88			(65.88)
CZ1060	Operating Account PNC (AXI)	3/14/16	EWDEBIT 031416-2	CDJ	ZORO.COM		128.88			(128.88)
CZ1060	Operating Account PNC (AXI)	3/15/16	DEBIT 031516	CDJ	KNOWLTON STEEL SUPPLY, INC.		392.00			(392.00)
CZ1060	Operating Account PNC (AXI)	3/15/16	EWDEBIT 031516	CDJ	CRAWFORD ELECTRIC SUPPLY		202.62			(202.62)
CZ1060	Operating Account PNC (AXI)	3/15/16	EWDEBIT 031516-1	CDJ	RICHARDS SUPPLY COMPANY		103.89			(103.89)
CZ1060	Operating Account PNC (AXI)	3/15/16	EWDEBIT 031516-2	CDJ	ZORO.COM		140.73			(140.73)
CZ1060	Operating Account PNC (AXI)	3/16/16	WT 031616 PNC	CDJ	AMINO TRANSPORT		4,150.00			(4,150.00)
CZ1060	Operating Account PNC (AXI)	3/16/16	WT 031616-1 PNC	CDJ	BAYARD, P.A.		63,889.00			(63,889.00)
CZ1060	Operating Account PNC (AXI)	3/16/16	WT 031616-2 PNC	CDJ	GP HARMON RECYCLING LLC		44,237.70			(44,237.70)
CZ1060	Operating Account PNC (AXI)	3/16/16	WT 031616-3 PNC	CDJ	POLY RECYCLE OF MARYLAND LLC		24,642.09			(24,642.09)
CZ1060	Operating Account PNC (AXI)	3/16/16	WT 031616-4 PNC	CDJ	SCHNEIDER NATIONAL, INC.		3,035.00			(3,035.00)
CZ1060	Operating Account PNC (AXI)	3/16/16	EWDEBIT 031616	CDJ	DUPUY OXYGEN & SUPPLY		13.80			(13.80)
CZ1060	Operating Account PNC (AXI)	3/16/16	EWDEBIT 031616-1	CDJ	HOME DEPOT		108.21			(108.21)
CZ1060	Operating Account PNC (AXI)	3/16/16	EWDEBIT 031616-3	CDJ	METALS 2 GO		23.82			(23.82)
CZ1060	Operating Account PNC (AXI)	3/16/16	EWDEBIT 031616-4	CDJ	MURPHY USA		35.00			(35.00)
CZ1060	Operating Account PNC (AXI)	3/16/16	EWDEBIT 031616-5	CDJ	RICHARDS SUPPLY COMPANY		332.55			(332.55)
CZ1060	Operating Account PNC (AXI)	3/16/16	EWDEBIT 031616-6	CDJ	RICHARDS SUPPLY COMPANY	127.48				127.48
CZ1060	Operating Account PNC (AXI)	3/16/16	DIPLOANDEPOSIT	GENJ	To record 2nd deposit during March 2016 from DIP Loan	400,000.00			400,000.00
CZ1060	Operating Account PNC (AXI)	3/17/16	10729	CRJ	EQ ILLINOIS	3,250.00			3,250.00
CZ1060	Operating Account PNC (AXI)	3/17/16	EWDEBIT 031716	CDJ	ZORO.COM		199.79			(199.79)
CZ1060	Operating Account PNC (AXI)	3/18/16	11614	CDJ	COASTAL COMPOUNDED RESINS		13,217.60			(13,217.60)
CZ1060	Operating Account PNC (AXI)	3/18/16	11615	CDJ	COMDOC, INC.		247.04			(247.04)
CZ1060	Operating Account PNC (AXI)	3/18/16	11616	CDJ	THE ENERGY COOPERATIVE		3,338.18			(3,338.18)
CZ1060	Operating Account PNC (AXI)	3/18/16	11617	CDJ	EPIQ BANKRUPTCY SOLUTIONS		12,458.40			(12,458.40)
CZ1060	Operating Account PNC (AXI)	3/18/16	11618	CDJ	GBQ PARTNERS, LLC		5,000.00			(5,000.00)
CZ1060	Operating Account PNC (AXI)	3/18/16	11619	CDJ	THE HARTFORD		8,936.43			(8,936.43)
CZ1060	Operating Account PNC (AXI)	3/18/16	11620	CDJ	SPOONER INC.		175.00			(175.00)
CZ1060	Operating Account PNC (AXI)	3/18/16	11621	CDJ	TIME WARNER CABLE		456.78			(456.78)
CZ1060	Operating Account PNC (AXI)	3/18/16	11622	CDJ	TIME WARNER CABLE		802.10			(802.10)
CZ1060	Operating Account PNC (AXI)	3/18/16	11623	CDJ	UPS		106.07			(106.07)
CZ1060	Operating Account PNC (AXI)	3/18/16	11624	CDJ	ADVANCED POLYMERS SUPPLY INC.		12,642.90			(12,642.90)
CZ1060	Operating Account PNC (AXI)	3/18/16	ACH 031816 PNC	CRJ	TENNESSEE VALLEY AUTHORITY	4,840.00			4,840.00
CZ1060	Operating Account PNC (AXI)	3/18/16	ACH 031816-1 PNC	CRJ	EASTERN RAIL CORPORATION	53,172.96			53,172.96
CZ1060	Operating Account PNC (AXI)	3/18/16	EWDEBIT 031616-2	CDJ	METALS 2 GO		46.84			(46.84)
CZ1060	Operating Account PNC (AXI)	3/20/16	EWDEBIT 032016	CDJ	HOME DEPOT		252.33			(252.33)
CZ1060	Operating Account PNC (AXI)	3/22/16	11625	CDJ	AERO PALLET		2,730.00			(2,730.00)
CZ1060	Operating Account PNC (AXI)	3/22/16	DEBIT 032216-1	CDJ	RUSSO POWER EQUIPMENT		15.48			(15.48)
CZ1060	Operating Account PNC (AXI)	3/22/16	EWDEBIT 032216	CDJ	DUPUY OXYGEN & SUPPLY		39.96			(39.96)
CZ1060	Operating Account PNC (AXI)	3/22/16	EWDEBIT 032216-1	CDJ	FASTENAL COMPANY		22.30			(22.30)
CZ1060	Operating Account PNC (AXI)	3/22/16	EWDEBIT 032216-2	CDJ	FASTENAL COMPANY		8.35			(8.35)
CZ1060	Operating Account PNC (AXI)	3/22/16	EWDEBIT 032216-3	CDJ	HARBOR FREIGHT TOOLS		43.29			(43.29)
CZ1060	Operating Account PNC (AXI)	3/22/16	EWDEBIT 032216-4	CDJ	WACO TECHS		37.89			(37.89)
CZ1060	Operating Account PNC (AXI)	3/22/16	DEBIT 032216-2	CDJ	GLOBAL INDUSTRIAL		162.20			(162.20)
CZ1060	Operating Account PNC (AXI)	3/22/16	DEBIT 032216-3	CDJ	MOTION INDUSTRIES		57.05			(57.05)
CZ1060	Operating Account PNC (AXI)	3/23/16	11626	CDJ	DOL-OSHA		2,082.50			(2,082.50)
CZ1060	Operating Account PNC (AXI)	3/23/16	EWDEBIT 031616-7	CDJ	ZORO.COM		79.70			(79.70)
CZ1060	Operating Account PNC (AXI)	3/23/16	11627	CDJ	SIDWELL MATERIALS, INC.		1,210.00			(1,210.00)
CZ1060	Operating Account PNC (AXI)	3/24/16	36578	CRJ	LOTUS ENGINEERING INC.	500.10			500.10
CZ1060	Operating Account PNC (AXI)	3/24/16	458157	CRJ	NEW JERSEY TRANSIT	184,545.00			184,545.00
CZ1060	Operating Account PNC (AXI)	3/24/16	457279	CRJ	NEW JERSEY TRANSIT	153,945.00			153,945.00
CZ1060	Operating Account PNC (AXI)	3/24/16	WT 032416 PNC	CDJ	EMERALD PACIFIC RESOURCES		53,973.85			(53,973.85)
CZ1060	Operating Account PNC (AXI)	3/24/16	WT 032416-1 PNC	CDJ	GP HARMON RECYCLING LLC		35,920.50			(35,920.50)
CZ1060	Operating Account PNC (AXI)	3/24/16	WT 032416-2 PNC	CDJ	AMINO TRANSPORT		20,500.00			(20,500.00)
CZ1060	Operating Account PNC (AXI)	3/24/16	WT 032416-3 PNC	CDJ	KIBBECHEM, INC.		18,253.16			(18,253.16)
CZ1060	Operating Account PNC (AXI)	3/24/16	WT 032416-4 PNC	CDJ	POLY RECYCLE OF MARYLAND LLC		14,587.65			(14,587.65)
CZ1060	Operating Account PNC (AXI)	3/24/16	WT 032416-5 PNC	CDJ	ATC PLASTICS LLC		7,074.00			(7,074.00)
CZ1060	Operating Account PNC (AXI)	3/24/16	WT 032416-6 PNC	CDJ	BAYARD, P.A.		127,778.00			(127,778.00)
CZ1060	Operating Account PNC (AXI)	3/24/16	EWDEBIT 032416	CDJ	HOME DEPOT		378.75			(378.75)
CZ1060	Operating Account PNC (AXI)	3/24/16	EWDEBIT 032416-1	CDJ	ULTRAMATION INC		391.00			(391.00)
CZ1060	Operating Account PNC (AXI)	3/28/16	11628	CDJ	ADVANCED POLYMERS SUPPLY INC.		11,632.25			(11,632.25)
CZ1060	Operating Account PNC (AXI)	3/28/16	11629	CDJ	CITY OF WACO WATER		2,160.76			(2,160.76)
CZ1060	Operating Account PNC (AXI)	3/28/16	11630	CDJ	COASTAL COMPOUNDED RESINS		9,088.00			(9,088.00)

Account ID	Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance	CRJ	CDJ	TRF	PR

CZ1060	Operating Account PNC (AXI)	3/28/16	11631	CDJ	COMDOC		206.36			(206.36)
CZ1060	Operating Account PNC (AXI)	3/28/16	11632	CDJ	COMDOC, INC.		17.91			(17.91)
CZ1060	Operating Account PNC (AXI)	3/28/16	11633	CDJ	COSHOCTON ENVIRONMENTAL TESTIN		60.00			(60.00)
CZ1060	Operating Account PNC (AXI)	3/28/16	11634	CDJ	DIRECT ENERGY BUSINESS		32,788.90			(32,788.90)
CZ1060	Operating Account PNC (AXI)	3/28/16	11635	CDJ	THE HARTFORD		5,050.90			(5,050.90)
CZ1060	Operating Account PNC (AXI)	3/28/16	11636	CDJ	KERRY D. IRONS, M.D., P.A.		84.00			(84.00)
CZ1060	Operating Account PNC (AXI)	3/28/16	11637	CDJ	LIFT LEASE & FINANCE CORP		6,608.74			(6,608.74)
CZ1060	Operating Account PNC (AXI)	3/28/16	11638	CDJ	PARSONS OFFICE SYSTEMS INC		64.62			(64.62)
CZ1060	Operating Account PNC (AXI)	3/28/16	11639	CDJ	RING CENTRAL		1,102.83			(1,102.83)
CZ1060	Operating Account PNC (AXI)	3/28/16	11640	CDJ	UPS		40.08			(40.08)
CZ1060	Operating Account PNC (AXI)	3/28/16	11641	CDJ	VERIZON WIRELESS		566.55			(566.55)
CZ1060	Operating Account PNC (AXI)	3/28/16	11642	CDJ	VINTAGE FILINGS		582.00			(582.00)
CZ1060	Operating Account PNC (AXI)	3/28/16	ACH 032816 PNC	CRJ	EASTERN RAIL CORPORATION	89,803.52			89,803.52
CZ1060	Operating Account PNC (AXI)	3/28/16	EWDEBIT 032816	CDJ	MURPHY USA		50.00			(50.00)
CZ1060	Operating Account PNC (AXI)	3/30/16	DEBIT 033016	CDJ	ZANE FEED AND SUPPLY		60.52			(60.52)
CZ1060	Operating Account PNC (AXI)	3/30/16	EWDEBIT 033016	CDJ	UNITED REFRIGERATION INC		135.46			(135.46)
CZ1060	Operating Account PNC (AXI)	3/30/16	EWDEBIT 033016-1	CDJ	HOME DEPOT		185.56			(185.56)
CZ1060	Operating Account PNC (AXI)	3/30/16	EWDEBIT 033016-2	CDJ	CENTRAL TEXAS SECURITY & FIRE		292.28			(292.28)
CZ1060	Operating Account PNC (AXI)	3/31/16	WT 033116 PNC	CRJ	ALCOA FASTENING SYSTEMS	28,442.50			28,442.50
CZ1060	Operating Account PNC (AXI)	3/31/16	CASH 033116	CRJ	LOWE'S HOME CENTERS, LLC	2.76			2.76
CZ1060	Operating Account PNC (AXI)	3/31/16	146288	CRJ	ST LAWRENCE CO DEPT OF GOV SER	32,136.00			32,136.00
CZ1060	Operating Account PNC (AXI)	3/31/16	11643	CDJ	AMERICAN ELECTRIC POWER		1,573.37			(1,573.37)
CZ1060	Operating Account PNC (AXI)	3/31/16	11644	CDJ	ANTHEM BCBS OH GROUP		27,808.32			(27,808.32)
CZ1060	Operating Account PNC (AXI)	3/31/16	11645	CDJ	ANTHEM DENTAL		1,832.99			(1,832.99)
CZ1060	Operating Account PNC (AXI)	3/31/16	11646	CDJ	ANTHEM LIFE		270.00			(270.00)
CZ1060	Operating Account PNC (AXI)	3/31/16	11647	CDJ	CHEM-AQUA, INC.		583.00			(583.00)
CZ1060	Operating Account PNC (AXI)	3/31/16	11648	CDJ	CINTAS CORPORATION		164.09			(164.09)
CZ1060	Operating Account PNC (AXI)	3/31/16	11649	CDJ	COASTAL COMPOUNDED RESINS		4,049.60			(4,049.60)
CZ1060	Operating Account PNC (AXI)	3/31/16	11650	CDJ	COMPUTERSHARE		515.69			(515.69)
CZ1060	Operating Account PNC (AXI)	3/31/16	11651	CDJ	FORD CREDIT		506.48			(506.48)
CZ1060	Operating Account PNC (AXI)	3/31/16	11652	CDJ	UPS		36.36			(36.36)
CZ1060	Operating Account PNC (AXI)	3/31/16	11653	CDJ	NORTH CAROLINA DEPARTMENT OF R		35.00			(35.00)
CZ1060	Operating Account PNC (AXI)	3/31/16	11654	CDJ	STATE OF NEW JERSEY		500.00			(500.00)
CZ1060	Operating Account PNC (AXI)	3/31/16	11655	CDJ	STATE OF NEW JERSEY		500.00			(500.00)
CZ1060	Operating Account PNC (AXI)	3/31/16	11656	CDJ	STATE OF NEW JERSEY		500.00			(500.00)
CZ1060	Operating Account PNC (AXI)	3/31/16	WT 033116 PNC	CDJ	EMERALD PACIFIC RESOURCES		75,397.00			(75,397.00)
CZ1060	Operating Account PNC (AXI)	3/31/16	WT 033116-1 PNC	CDJ	GP HARMON RECYCLING LLC		35,687.75			(35,687.75)
CZ1060	Operating Account PNC (AXI)	3/31/16	WT 033116-2 PNC	CDJ	COLL OH RE HOLDINGS LLC.		27,318.18			(27,318.18)
CZ1060	Operating Account PNC (AXI)	3/31/16	WT 033116-3 PNC	CDJ	WACO AMIGOS REAL ESTATE LLC		23,207.19			(23,207.19)
CZ1060	Operating Account PNC (AXI)	3/31/16	WT 033116-4 PNC	CDJ	POLY RECYCLE OF MARYLAND LLC		13,926.00			(13,926.00)
CZ1060	Operating Account PNC (AXI)	3/31/16	WT 033116-5 PNC	CDJ	GILBERT + TOBIN		5,239.35			(5,239.35)
CZ1060	Operating Account PNC (AXI)	3/31/16	WT 033116-6 PNC	CDJ	AMINO TRANSPORT		3,400.00			(3,400.00)
CZ1060	Operating Account PNC (AXI)	3/31/16	WT 033116-7 PNC	CDJ	BAYARD, P.A.		30,333.00			(30,333.00)
CZ1060	Operating Account PNC (AXI)	3/31/16	EWDEBIT 033116	CDJ	DUPUY OXYGEN & SUPPLY		61.01			(61.01)
CZ1060	Operating Account PNC (AXI)	3/31/16	EWDEBIT 033116-2	CDJ	UNITED REFRIGERATION INC		422.18			(422.18)
CZ1060	Operating Account PNC (AXI)	3/31/16	EWDEBIT 033116-1	CDJ	LOCHRIDGE-PRIEST, INC		430.18			(430.18)
CZ1060	Operating Account PNC (AXI)	3/31/16	0331PNCOA	GENJ	To record transfer of funds for payroll paid on 03/11/16		161,000.00				(161,000.00)
CZ1060	Operating Account PNC (AXI)	3/31/16	0331PNCOA	GENJ	To record bank fees for the month of March 2016		480.00			(480.00)
CZ1060	Operating Account PNC (AXI)	3/31/16	0331PNCOA	GENJ	To record transfer of funds for payroll paid on 03/25/16		155,000.00				(155,000.00)
CZ1060	Operating Account PNC (AXI)				Current Period Change	1,898,311.25	1,788,768.64	109,542.61
		3/31/16			Ending Balance			262,380.20

CZ1070	Payroll Account PNC (AXI)	3/1/16			Beginning Balance			1,928.55
CZ1070	Payroll Account PNC (AXI)	3/31/16	0331-PAYR	GENJ	Payroll for March 2016		310,577.59					(310,577.59)
CZ1070	Payroll Account PNC (AXI)	3/31/16	0331PNCOA	GENJ	To record transfer of funds for payroll paid on 03/25/16	155,000.00					155,000.00
CZ1070	Payroll Account PNC (AXI)	3/31/16	0331PNCOA	GENJ	To record transfer of funds for payroll paid on 03/11/16	161,000.00					161,000.00
CZ1070	Payroll Account PNC (AXI)	3/31/16	0331PNCPA	GENJ	Bank fees for March 2016		12.00					(12.00)
CZ1070	Payroll Account PNC (AXI)	3/31/16	0331PNCPA	GENJ	To record recurring Paychex fee for "Obamacare" reporting		176.00					(176.00)
CZ1070	Payroll Account PNC (AXI)	3/31/16	0331PNCPA	GENJ	Entry to balance account	7.82
CZ1070	Payroll Account PNC (AXI)	3/31/16	0331PNCPA	GENJ	FSA Reimbursement		110.00					(110.00)
CZ1070	Payroll Account PNC (AXI)				Current Period Change	316,007.82	310,875.59	5,132.23
		3/31/16			Ending Balance			7,060.78

CZ1080	Utility Deposit Account	3/1/16			Beginning Balance			9,498.56
		3/31/16			Ending Balance			9,498.56

									1,895,897.29	(1,470,354.68)	-	(310,875.59)

							Beginning cash balance	164,264.70
							2/29 reconciling items	1,107.41
							Misc reconciling items at Feb cutoff	313.37
							Deposit of AR in GL in Feb '16	(153,945.00)	(153,945.00)
							Adjusted beginning cash balance	11,740.48
							DiP Loans	800,000.00	800,000.00
							AR Collections	1,249,842.29	1,249,842.29
							Operating disbursements	(1,474,417.48)		(1,474,417.48)
							Payroll disbursements	(310,872.93)				(310,872.93)
							Cut off transactions	-		4,062.80		(2.66)

								276,292.36	1,895,897.29	(1,470,354.68)	-	(310,875.59)

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: March 2016

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	$673,056	$3,220,480
Less: Returns and Allowances	$-	$-
Net Revenue	$673,056	$3,220,480
COST OF GOODS SOLD
Beginning Inventory	$1,368,962	$6,060,835
Add: Purchases	$607,705	$2,075,564
Add: Cost of Labor & Production Costs	$495,827	$1,896,694
Add: Other Costs (attach schedule)	$54,929	$244,507
Less: Ending Inventory	$(1,685,625)	$(5,943,967)
Cost of Goods Sold	$841,797	$4,333,633
Gross Profit	$(168,741)	$(1,113,154)
OPERATING EXPENSES
Personnel Costs - Sales & Marketing	$42,114	$163,456
Personnel Costs - General & Administrative	$92,870	$364,418
Travel & Meals	$14,465	$60,005
Advertising, Trade Shows & Customer Relationship	$12,049	$32,930
Office Expenses	$10,838	$32,448
Board of Directors	$-	$(12,074)
Investor Relations & Shareholders Services	$1,090	$2,082
Insurance	$30,533	$113,921
Legal & Other Professional Fees	$15,239	$17,864
Other (attach schedule)	$-	$-
Total Operating Expenses Before Depreciation	$219,198	$775,050
Depreciation/Depletion/Amortization	$10,187	$40,766
Net Profit (Loss) Before Other Income & Expenses	$(398,127)	$(1,928,970)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	$-	$(4,000,000)
Interest Expense	$81,971	$216,953
Other Expense (attach schedule)	$-	$-
Net Profit (Loss) Before Reorganization Items	$(480,098)	$1,854,077
REORGANIZATION ITEMS
Professional Fees	$462,231	$690,387
U. S. Trustee Quarterly Fees	$-	$7,150
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	$-	$-
Gain (Loss) from Sale of Equipment	$-	$-
Other Reorganization Expenses (attach schedule)	$-	$-
Total Reorganization Expenses	$-	$-
Income Taxes	$-	$-
Net Profit (Loss)	$(942,328)	$1,156,540

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-2

(04/07)

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: March 2016

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month	Filing to Date

Other Costs
Freight costs to customers	$(6,845)	$20,889
Royalties Under License	$16,398	$48,406
Purchasing & Product Development departments	$40,845	$173,951
Product Development	$-	$1,262

Other Operational Expenses

Other Income
Gain on Extinguishment of Debt	$-	$4,000,000

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 CONT'D

(04/07)

In re Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: March 2016

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$278,940	$134,421
Restricted Cash and Cash Equivalents (see continuation sheet)	$-	$-
Accounts Receivable (Net)	$1,098,840	$2,034,172
Notes Receivable	$-	$-
Inventories	$1,685,625	$1,803,405
Prepaid Expenses	$173,675	$114,429
Professional Retainers	$-	$-
Other Current Assets (attach schedule)	$-	$-
TOTAL CURRENT ASSETS	$3,237,080	$4,086,426
PROPERTY AND EQUIPMENT
Real Property and Improvements	$-	$-
Machinery and Equipment	$11,447,170	$11,484,181
Furniture, Fixtures and Office Equipment	$259,596	$259,596
Leasehold Improvements	$58,467	$19,818
Vehicles	$-	$-
Less Accumulated Depreciation	$(3,754,516)	$(3,320,092)
TOTAL PROPERTY & EQUIPMENT	$8,010,717	$8,443,503
OTHER ASSETS
Loans to Insiders*	$-	$-
Other Assets (attach schedule)	$-	$-
TOTAL OTHER ASSETS	$-	$-

TOTAL ASSETS	$11,247,797	$12,529,929

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	$27,496	$-
Taxes Payable (refer to FORM MOR-4)	$136,765	$73,275
Wages Payable	$154,803	$202,788
Notes Payable	$-	$-
Rent / Leases - Building/Equipment	$631,558	$554,793
Secured Debt / Adequate Protection Payments	$1,650,000	$200,000
Professional Fees	$-	$-
Amounts Due to Insiders*	$-	$-
Other Postpetition Liabilities (attach schedule)	$818,194	$673,980
TOTAL POSTPETITION LIABILITIES	$3,418,816	$1,704,837
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$9,456,862	$9,386,118
Priority Debt	$-	$-
Unsecured Debt	$2,871,849	$7,083,172
TOTAL PRE-PETITION LIABILITIES	$12,328,711	$16,469,290

TOTAL LIABILITIES	$15,747,527	$18,174,127
OWNER EQUITY
Capital Stock	$54,725,760	$54,737,834
Additional Paid-In Capital	$-	$-
Preferred Stock	$4,079,980	$4,079,980
Owner's Equity Account	$-	$-
Retained Earnings - Pre-Petition	$(64,462,011)	$(64,462,011)
Retained Earnings - Postpetition	$1,156,541	$-
Adjustments to Owner Equity (attach schedule)	$-	$-
Postpetition Contributions (Distributions) (Draws) (attach schedule)	$-	$-
NET OWNER EQUITY	$(4,499,730)	$(5,644,197)

TOTAL LIABILITIES AND OWNERS' EQUITY	$11,247,796	$12,529,929

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-3

(04/07)

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: March 2016

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities
Customer deposit	$86,100	$167,300
Sales tax payable	$46,859	$45,141
Ford credit truck loan	$19,697	$21,261
Bureau of Workers Comp - Ohio	$10,999	$16,577
Royalties payable	$132,593	$147,503
Accrued interest	$521,946	$276,198

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

 Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

FORM MOR-3 CONT'D

(04/07)

In re: Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: March 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
Federal	Liability	Accrued	Paid	Paid	or EFT	Liability
Withholding
FICA-Employee
FICA-Employer	Through our payroll processor, Paychex, we have remitted and filed our tax returns when due.
Unemployment
Income
Other:_________________
Total Federal Taxes
State and Local
Withholding
Sales
Excise	Through our payroll processor, Paychex, we have remitted and filed our tax returns when due.
Unemployment
Real Property
Personal Property
Other:_________________
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$27,496	$-	$-	$-	$-	$27,496
Wages & Benefits Payable	$154,803	$-	$-	$-	$-	$154,803
Taxes Payable	$136,765	$-	$-	$-	$-	$136,765
Rent/Leases-Building	$631,558	$-	$-	$-	$-	$631,558
Rent/Leases-Equipment						$-
Secured Debt/Adequate Protection Payments	$1,650,000	$-	$-	$-	$-	$1,650,000
Professional Fees						$-
Miscellaneous	$57,858					$57,858
Truck loan	$19,697					$19,697
Interest	$521,946					$521,946
Customer deposits	$86,100					$86,100
Royalties payable	$132,593					$132,593
Total Postpetition Debts	$3,418,816	$-	$-	$-	$-	$3,418,816

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(04/07)

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: March 2016

AXION INTERNATIONAL INC

Aged Payables

As of Mar 31, 2016

Filter Criteria includes: 1) Includes Drop Shipments. Report order is by ID. Report is printed in Summary Format.

Vendor ID	Vendor	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due	Vendor Type
ADVA01	ADVANCED POLYMERS SUPPLY INC.	7,674.65				7,674.65	RAW
AFLA01	AFLAC	218.76				218.76	INSURANC
AMER02	AMERIGAS	754.84				754.84	MRO
AMER04	AMERICAN ELECTRIC POWER	(4,174.95)				(4,174.95)	UTILITY
ATMO02	ATMOS ENERGY	134.39	(12.44)			121.95	UTILITY
BWCS01	BWC STATE INSURANCE FUND			(8,502.22)		(8,502.22)	INSURANC
CINT01	CINTAS CORPORATION	548.14				548.14	MRO
CINT02	CINTAS CORPORATION #637	857.53				857.53	MRO
CITY03	CITY OF ZANESVILLE	111.60				111.60	UTILITY
COLL03	COLL OH RE HOLDINGS LLC.	(27,318.18)				(27,318.18)	LEASE
COSH01	COSHOCTON ENVIRONMENTAL TESTING LLC	240.00				240.00	MRO
DUPU01	DUPUY OXYGEN & SUPPLY	23.90				23.90	MRO
EMER01	EMERALD PACIFIC RESOURCES	45,227.00				45,227.00	RAW
FORD01	FORD CREDIT	(506.48)				(506.48)	CAPX
GILB01	GILBERT + TOBIN	5,000.00				5,000.00	PROF
GPHA01	GP HARMON RECYCLING LLC	18,723.60				18,723.60	RAW
MICR01	MICROSOFT CORPORATION	1,454.32				1,454.32	IT
PINN01	PINNACLE RECYCLING		1,296.75			1,296.75	RAW
PROH01	PRO HEAT INC.	2,747.75				2,747.75	MRO
PURC01	PITNEY BOWES POSTAGE BY PHONE	36.58				36.58	LEASE
SPOO01	SPOONER INC.	175.00				175.00	INSURANC
TERM01	TERMINIX	48.26				48.26	MRO
WACO01	WACO AMIGOS REAL ESTATE LLC	(23,207.19)				(23,207.19)	LEASE
ZORO01	ZORO.COM	260.56				260.56	MRO

Report Total		29,030.08	1,284.31	(8,502.22)	-	21,812.17

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: March 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation (See below for additional detail to reconciliation)	Amount
Total Accounts Receivable at the beginning of the reporting period	$1,515,293
+ Amounts billed during the period	$736,708
- Amounts collected during the period	$(1,083,953)
Total Accounts Receivable at the end of the reporting period	$1,168,048	(a)

Accounts Receivable Aging	Amount
0 - 30 days old	$933,949
31 - 60 days old	$169,578
61 - 90 days old
91+ days old	$64,521
Total Accounts Receivable	$1,168,048
Amount considered uncollectible (Bad Debt)	$(69,208)
Accounts Receivable (Net)	$1,098,840

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business		No
this reporting period? If yes, provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession		No
account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation	Yes
below.
4.	Are workers compensation, general liability and other necessary insurance	Yes
coverages in effect? If no, provide an explanation below.
5.	Has any bank account been opened during the reporting period? If yes, provide		No
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

(a) Reconciliation of AR
Beginning balance	1,515,293
Sales as reported on MOR 2	673,056
Miscellaneous cash receipt, not Sales	3
Freight recorded as a dr to COS, not sales	63,650
Collections, per MOR-1	(1,238,843)
Collections not reported in MOR-1, as collected 2/29, post cutoff for this report.	154,890
Ending balance	1,168,048

FORM MOR-5

(04/07)